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CUSIP NO. 470359100                  13 G                    PAGE 28 OF 29 PAGES

                                                                    Exhibit 99.1

                                    AGREEMENT

            Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G is being filed on behalf of each of the undersigned.

February 13, 2006                HRWCP 1 LP

                                 By: /s/  Steven J. Tynan
                                     ----------------------------------------
                                     Steven J. Tynan
                                     Manager of General Partner

February 13, 2006                High Ridge Capital Partners II, L.P.

                                 By: /s/  Steven J. Tynan
                                     ----------------------------------------
                                     Steven J. Tynan
                                     Manager of General Partner

February 13, 2006                High Ridge GP Holdings LLC

                                 By: /s/  Steven J. Tynan
                                     ----------------------------------------
                                     Steven J. Tynan
                                     Manager

February 13, 2006                High Ridge GP II LLC

                                 By: /s/  Steven J. Tynan
                                     ----------------------------------------
                                     Steven J. Tynan
                                     Manager

February 13, 2006                Liberty Street Corp.

                                 By: /s/  Steven J. Tynan
                                     ----------------------------------------
                                     Steven J. Tynan
                                     President

February 13, 2006                Liberty Street Partners L.P.

                                 By: /s/  Steven J. Tynan
                                     ----------------------------------------
                                     Steven J. Tynan
                                     President of General Partner

February 13, 2006                Long Trail Ventures LLC

                                 By: /s/  Steven J. Tynan
                                     ----------------------------------------
                                     Steven J. Tynan
                                     Manager

February 13, 2006                Lois Tynan

                                 /s/ Lois Tynan
                                 --------------------------------------------
                                 Lois Tynan

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CUSIP NO. 470359100                  13 G                    PAGE 29 OF 29 PAGES

February 13, 2006                Steven J. Tynan

                                 /s/  Steven J. Tynan
                                 -----------------------------------------
                                 Steven J. Tynan

February 13, 2006                James L. Zech

                                 /s/  James L. Zech
                                 -----------------------------------------
                                 James L. Zech